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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - October 27, 2005

                            KENDLE INTERNATIONAL INC.
               (Exact name of registrant as specified in charter)


            OHIO                        000-23019                 31-1274091
(STATE OF OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION No.)

                441 VINE STREET, SUITE 1200, CINCINNATI, OH 45202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 381-5500
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 27, 2005, Kendle International Inc. (the "Company") issued a press release announcing the results of operations and financial condition for its third quarter ended September 30, 2005, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

         The information under this caption, "Item 2.02 - Results of Operations and Financial Condition", including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.





ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

         Exhibit No.       Description
         -----------       ----------------------------------------------------
             99.1          Earnings release issued by Kendle International Inc.
                           on October 27, 2005.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Kendle International Inc.


Date:  October 27, 2005                            /s/ Karl Brenkert III
                                                   --------------------------
                                                   Karl Brenkert III
                                                   Senior Vice President -
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit Number            Description
--------------            ----------------------------------------------------

    99.1                  Earnings release issued by Kendle International Inc.
                          on October 27, 2005